                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 22, 2003



                                XATA CORPORATION
             (Exact name of registrant as specified in its charter)



        MINNESOTA                      0-27166                 41-1641815
(State of other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



           151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 707-5600

              (Former name, former address and former fiscal year,
                       if changed since last report): N/A

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

On May 22, 2003 we announced that, effective June 20, 2003, William P. Flies will discontinue his role as Chairman and Chief Technology Officer, but will remain as a Director of the company. Our press release is attached to this report as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

         99.1     Press Release of XATA Corporation dated May 22, 2003.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 22, 2003                        XATA CORPORATION



                                            By:      /s/ John G. Lewis
                                               ---------------------------------
                                               John G. Lewis, Chief Financial
                                               Officer (Principal accounting and
                                               financial officer) and Authorized
                                               Signatory





                                       3